Exhibit 10.1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

Letter Agreement for Collaboration on [***] Clinical Trial for ZB021/ICP-054

This letter agreement (this “Letter Agreement”) is being entered into as of this 12th day of February 2026 (the “Effective Date”), by and between Zenas BioPharma, Inc. (“Zenas”) and InnoCare Pharma Inc. (“InnoCare”) in connection with a contemplated [***] clinical trial for ICP-054, InnoCare’s proprietary Interleukin-17 (IL-17) inhibitor with high affinity to both IL-17 AA and AF, having the structure set forth in Schedule 1.1.49 of the License Agreement signed between Zenas and InnoCare on October 7, 2025 (the “License Agreement”) and also referred to as ZB021/ICP-054 by the respective Parties (the “IL-17 Compound”). Zenas and InnoCare are each referred to as a “Party” and collectively as the “Parties.”

WHEREAS,

A.	Pursuant to the License Agreement, Zenas and InnoCare will each Develop the IL-17 Products in its Respective Territory;
B.

After careful deliberation and good faith discussions, the Parties believe that a collaboration on a [***] clinical trial for the IL-17 Compound as described below would benefit both Parties for their respective Development activities for the IL-17 Program, and therefore desire to conduct such a trial and cover related matters.

Now, Therefore, in consideration of the mutual covenants below, the Parties hereby agree as follows:

1.	Trial
1.1

The Parties agree that [***] will conduct a [***] for the IL-17 Compound (the “Trial”) as soon as practically feasible, in accordance with the study concept attached hereto as Exhibit A. As the Trial is not a type of clinical trial that is addressed in the License Agreement, the Parties will conduct the Trial on the terms and conditions of this Letter Agreement.

1.2	The Parties shall collaborate on the preparation of the Trial protocol (to be mutually agreed by the parties). [***]
1.3

***] shall share [***] of the [***] expenses [***] consistent with the agreed budget. [***] will invoice [***] for such expenses on a [***] basis with necessary supporting documents and [***] will remit any undisputed invoiced amounts to [***] within [***] of receipt of such invoice. The Parties shall discuss and agree upon the detailed Trial budget through the JSC. [***].

1.4

[***] will conduct a [***] shall share [***] of the [***] expenses [***], consistent with the agreed budget. [***] will invoice [***] for such expenses on a [***] basis with necessary supporting documents and [***] will remit any undisputed invoiced amounts to [***] within [***] of receipt of such invoice. The Parties shall discuss and agree upon the detailed [***] budget through the JSC.

1.5

[***] shall be granted full access to and is entitled to use, without any additional payment, any Data generated from the Trial, including all the Trial reports, summaries, analyses and/or any other documentation containing Data for purposes of development of the IL-17 Program in its Respective Territory. [***] shall be granted full access to and is entitled to use, without any additional payment, any Data generated from the [***] for purposes of development of the IL-17 Program in its Respective Territory. The Parties will make appropriate filings at their own time and expense [***] in order to share Data with the other Party as required under Applicable Law.

2.	Amendment of Milestone Payment

Section 9.1.2.2 of the License Agreement is hereby deleted in its entirety and replaced with the following:

With respect to the TYK2 Program, [***] shall (a) notify [***] in writing within [***] after [***], and (b) within [***] after [***], pay to InnoCare a one-time, nonrefundable, non-creditable payment of Twenty Million US Dollars ($20,000,000). With respect to the IL-17 Program, (x) [***] shall notify [***] in writing within [***] after [***], which notice shall be accompanied by an invoice and reasonable documentation supporting that the [***] has occurred, and (y) within [***] after the date on which Zenas receives such invoice and documentation, Zenas shall pay to InnoCare a one-time, nonrefundable, non-creditable payment of Twenty Million US Dollars ($20,000,000).

3.	Miscellaneous
3.1

This Letter Agreement shall be deemed to be a part of and incorporated into the License Agreement. In the event of a conflict between this Letter Agreement and the License Agreement, this Letter Agreement shall control. Except for matters expressly set forth herein, all other provisions in the License Agreement shall remain unchanged.

3.2	Capitalized terms used herein without definition shall have the meanings assigned to them in the License Agreement.
3.3

This Letter Agreement may be executed in any number of counterparts, including by signatures transmitted through electronic means, each of which shall be deemed to be an original as against any Party whose signature appears thereon, but all of which together shall constitute one and the same instrument and shall constitute a legal, valid and binding execution hereof by such Party.

[Signature Page Follows]

This Letter Agreement has been entered into as of the date of last signature below.

For and on behalf of	For and on behalf of
Zenas BioPharma, Inc.	InnoCare Pharma, Inc.

Signed	Signed

Name: [***]	Name: [***]

Title: [***]	Title: [***]

Date:	Date:

Exhibit [***]

[***]